                                                                    EXHIBIT 14.3

                          [ON ERNST & YOUNG LETTERHEAD]

                              ALLIED FOR ACCOUNTING & AUDITING                        Phone: + 20 2 336 2000

                              Ragheb, Hamouda, Istanboull, Tageldeen & El-Kilany      Fax:   + 20 2 760 0813

                              37 El Ahrar Street, Mobica Tower                        Cairo.office@eg.ey.com

                              P.O. Box 97 Dokki, Giza-Egypt                           www.ey.com/eyme


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-12608, 333-13716 and 333-102247) of Delta Galil Industries
Ltd. of our report dated 30 March 2006, with respect to the financial statements of Delta Textile Egypt - Free Zone (S.A.E.) for the year ended 31 December 2004, included in the Annual Report (Form 20-F) of Delta Galil Industries Ltd. for the year ended 31 December 2005.



                                            /S/ Allied for Accounting & Auditing
                                            Allied for Accounting and Auditing
                                            Member Firm of Ernst & Young Global

Cairo, Egypt
15 June 2006

                          [ON ERNST & YOUNG LETTERHEAD]

                              ALLIED FOR ACCOUNTING & AUDITING                        Phone: + 20 2 336 2000

                              Ragheb, Hamouda, Istanboull, Tageldeen & El-Kilany      Fax:   + 20 2 760 0813

                              37 El Ahrar Street, Mobica Tower                        cairo.office@eg.ey.com

                              P.O. Box 97 Dokki, Giza-Egypt                           www.ey.com/eyme


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-12608, 333-13716 and 333-102247) of Delta Galil Industries
Ltd. of our report dated 30 March 2006, with respect to the financial statements of Delta Egypt Sourcing (Limited Liability Company) for the year ended 31 December 2004, included in the Annual Report (Form 20-F) of Delta Galil Industries Ltd. for the year ended 31 December 2005.

                                     /S/ Allied for Accounting & Auditing
                                     Allied for Accounting and Auditing
                                     Member Firm of Ernst & Young Global

Cairo, Egypt
15 June 2006